EXHIBIT  32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of ENHANCE SKIN PRODUCTS INC. (the "Company") on Form 10-Q for the quarter ended October 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald Nicholson, Chief Executive Officer, Chief Financial Officer and Principal Executive Officer of the Company, Certify, pursuant to 18 U.S.C.  1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Donald Nicholson
Date: December 4, 2013		Name: Donald Nicholson
Title: CEO, Chief Financial Officer and Principal Executive Officer